UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):   July 20, 2011

SEACHANGE INTERNATIONAL, INC.
(Exact Name of Registrant as Specified in its Charter)

DELAWARE	0-21393	04-3197974
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

50 Nagog Park, Acton, MA		01720
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number including area code:   (978) 897-0100

No change since last report
(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

2011 Compensation and Incentive Plan

On July 20, 2011, the stockholders of SeaChange approved the adoption of SeaChange’s 2011 Compensation and Incentive Plan (the “2011 Plan”), under which 2,800,000 shares of Common Stock were authorized for issuance to SeaChange directors, officers, employees and others eligible to receive awards under the 2011 Plan.  For a description of the material features of the 2011 Plan, please refer to SeaChange’s Definitive Proxy Statement on Schedule 14A for the Annual Meeting of the Stockholders held on July 20, 2011, a copy of which was filed with the Securities and Exchange Commission on May 31, 2011 (File No. 000-21393) and is incorporated herein by reference.  The form of restricted stock unit agreement approved for awards of restricted stock units under the 2011 Plan is filed herewith as Exhibit 10.1.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)	Compensatory Plans and Arrangements

2011 Compensation and Incentive Plan

The disclosure in Item 1.01 of this Form 8-K is incorporated by reference into this Item 5.02(e).

Compensation Awards

On March 30, 2011 and April 29, 2011, the Compensation Committee of the Board of Directors of SeaChange made grants of restricted stock units for Common Stock (“RSUs”) and cash awards to certain executive officers of SeaChange, including awards pursuant to the fiscal 2011 performance-based executive compensation plans.  All RSU awards were made contingent upon the adoption of the 2011 Plan by SeaChange’s stockholders, which occurred on July 20, 2011, and provide for vesting over a three year period.  As previously disclosed in SeaChange’s proxy statement filed May 31, 2011, the awards made to SeaChange’s named executive officers are as follows:

Recipient Name	RSUs
William C. Styslinger, III	161,694
Yvette Kanouff	55,879
Kevin M. Bisson	40,759
Ira Goldfarb	49,139
Anthony Kelly	36,879

In connection with these equity awards, SeaChange also established cash incentive awards in the amount of $75,000 each for Ms. Kanouff and Messrs. Bisson and Goldfarb and $100,000 for Mr. Kelly, payable upon the satisfaction of specified individual performance-based goals as of January 31, 2012.

Item 5.07	Submission of Matters to a Vote of Security Holders

The annual meeting of the stockholders of SeaChange was held on July 20, 2011, at which the stockholders voted on the following matters:

1.	The election of three (3) members (Mary Palermo Cotton, Peter Feld and Raghu Rau) to SeaChange’s Board of Directors, each to serve for a three-year term as a Class III Director;

2.	The approval of the compensation of SeaChange’s named executive officers through an advisory vote;

3.	The approval of the frequency of further advisory votes on the compensation of SeaChange’s named executive officers through an advisory vote;

4.	The approval of SeaChange’s 2011 Compensation and Incentive Plan; and

5.	The ratification of the appointment of Grant Thornton LLP, SeaChange’s independent registered public accounting firm.

Voting results were as follows:

	Votes For	Votes Withheld	Broker Non-votes
Election of Mary Palermo Cotton	21,706,821	867,539	5,577,969

Election of Peter Feld	21,793,814	780,546	5,577,969

Election of Raghu Rau	21,791,473	782,887	5,577,969

	Votes For	Votes Against	Abstained	Broker Non-votes
Advisory vote on the compensation of named executive officers	20,203,912	1,186,051	1,184,397	5,577,969

	1 Year	2 Years	3 Years	Abstained
Advisory vote on the frequency of the shareholder advisory vote on the compensation of named executive officers	18,394,130	297,370	3,871,336	11,524

	Votes For	Votes Against	Abstained	Broker Non-votes
Approval of 2011 Compensation and Incentive Plan	20,256,394	1,806,949	511,017	5,577,969

	Votes For	Votes Against	Abstained
Ratification of appointment of independent registered public accounting firm	27,350,184	38,312	763,833

Consistent with the stated preference of a majority of SeaChange’s stockholders, the Board of Directors determined that it will hold an annual advisory vote on the compensation of the Company’s named executive officers until the next required vote on the frequency of stockholder votes on compensation of named executive officers, which will occur no later than SeaChange’s annual meeting of stockholders in 2017.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

The following Exhibit is filed as part of this report:

Exhibit No.	Description

10.1	Form of Restricted Stock Unit Agreement under the SeaChange International, Inc. 2011 Compensation and Incentive Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SEACHANGE INTERNATIONAL, INC.

By:	/s/ Kevin M. Bisson
Kevin M. Bisson
Chief Financial Officer, Treasurer, Secretary and Senior Vice President, Finance and Administration

Dated: July 20, 2011

EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of Restricted Stock Unit Agreement under the SeaChange International, Inc. 2011 Compensation and Incentive Plan.